Exhibit 10.1 ARBUTUS BIOPHARMA CORPORATION 2016 OMNIBUS SHARE AND INCENTIVE PLAN (as adopted by the board of directors on April 6, 2016 and approved by the shareholders on May 19, 2016; and as supplemented by the Committee on May 9, 2019) Section 1. Purpose The purpose of the Plan is to promote the interests of the Company by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors to promote the business and financial success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various share and cash based arrangements and provide them with opportunities for share ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders. Section 2. Definitions As used in the Plan, the following terms shall have the meanings set forth below: (a) “Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company. (b) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock- Based Award granted under the Plan. (c) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(c). (d) “Board” shall mean the Board of Directors of the Company. (e) “Cause” in respect of a Participant means: (i) if “Cause” is defined in an employment agreement between such Participant and the Company, the meaning of “Cause” as provided for in such employment agreement; and

(ii) if Cause is not so defined, a circumstance that would entitle the Company to terminate the employment or services of such Participant at law without notice or compensation as a result of such termination; (f) “Change in Control” means, unless specified otherwise in an existing agreement with a Participant: (i) the sale of all or substantially all of the assets of the Company to a non- Affiliate; (ii) a merger, reorganization, or consolidation involving the Company in which the voting securities outstanding immediately prior to the transaction represent or are converted into or exchanged for securities of the surviving or resulting entity that, immediately upon completion of the transaction, represent less than 50% of the outstanding voting power of the surviving or resulting entity; (iii) the acquisition of all or a majority of the outstanding voting securities of the Company in a single transaction or a series of related transactions by a person or group of persons; provided however, that a Change in Control shall not be deemed to have occurred if such Change in Control results solely from the issuance, in connection with a bona fide financing or series of financings by the Company or an Affiliate of the Company, of voting securities of the Company or an Affiliate of the Company or any rights to acquire voting securities of the Company or an Affiliate of the Company which are convertible into voting securities, or if the Company effects a transaction solely to change the Company’s domicile. (g) “Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m). (h) “Company” shall mean Arbutus Biopharma Corporation and any successor corporation. (i) “Director” shall mean a member of the Board.

(j) “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan. (k) “Effective Date” shall have the meaning ascribed thereto in Section 11 of the Plan; (l) “Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended. (m) “Fair Market Value” with respect to a Share as of any date shall mean (a) if the Share is listed on any established stock exchange, the price of one Share at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of Shares shall have occurred on such date, on the next preceding date on which there was a sale of Shares; (b) if the Shares are not so listed on any established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of a Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto. (n) “Full Value Award” shall mean any Award other than an Option, Stock Appreciation Right or similar Award, the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award. (o) “Good Reason” in respect of a Participant means: (i) if “Good Reason” is defined in an employment agreement between such Participant and the Company, the meaning of “Good Reason” as provided for in such employment agreement; and (ii) if Good Reason is not so defined, a circumstance that would allow a Participant to claim “constructive dismissal” at law, including a material diminution in the Participant’s title, responsibilities, reporting relationship or compensation.

(p) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be a U.S. Incentive Stock Option. (q) “Option” shall mean a U.S. Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company. (r) “Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan. (s) “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan. (t) “Performance Award” shall mean any right granted under Section 6(d) of the Plan. (u) “Performance Goal” with respect to a Performance Award shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis: • economic value added (EVA); • sales or revenue; • income (including without limitation operating income, pre tax income and income attributable to the Company); • cash flow (including without limitation free cash flow and cash flow from operating, investing or financing activities or any combination thereof); • earnings (including without limitation earnings before or after taxes, earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA) and earnings (whether before or after taxes), EBIT or EBITDA as a percentage of net sales; • returns (including one or more of return on actual or pro forma assets, net assets, equity, investment, revenue, sales, capital and net capital employed, total shareholder return (TSR) and total business return (TBR)); • implementation, completion or achievement of critical corporate objectives or projects, including specified milestones in the discovery, development, commercialization and/or manufacturing of one or more products or product candidates; and • share price (minimum $20.00 per Share). Each such Performance Goal may be based (i) solely by reference to absolute results of individual performance or organizational performance at various levels (e.g., the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company) or (ii) upon organizational performance relative to the comparable performance of other companies selected by the Committee. To the extent consistent with Section 162(m), the Committee may, when it establishes performance criteria, also provide for the exclusion of charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (X) asset write downs, litigation or claim judgments or settlements, reorganizations, the impact of acquisitions and divestitures, restructurings, discontinued operations, extraordinary items, and other unusual or non recurring charges, (Y) foreign exchange gains and losses or an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (Z) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles (or other accounting principles which may then be in effect). To the extent that Section 162(m) or applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without disclosing to shareholders and obtaining shareholder approval of such changes and without thereby exposing the Company to potentially adverse tax or other legal consequences, the Committee shall have the sole discretion to make such changes without obtaining shareholder approval. (v) “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust. (w) “Plan” shall mean the Arbutus 2016 Omnibus Share and Incentive Plan, as amended from time to time. (x) “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan. (y) “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(z) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the U.S. Exchange Act, as amended, or any successor rule or regulation. (aa) “Section 162(m)” shall mean Section 162(m) of the U.S. Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder. (bb) “Section 409A” shall mean Section 409A of the U.S. Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder. (cc) “Share” or “Shares” shall mean common shares without par value in the capital of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan). (dd) “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the U.S. Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A. (ee) “Stock Appreciation Right” shall mean any right granted under Section 4(b) of the Plan. (ff) “U.S. Code” shall mean the Internal Revenue Code of 1986 of the United States, as amended from time to time, and any regulations promulgated thereunder. (gg) “U.S. Exchange Act” shall mean the Securities Exchange Act of 1934 of the United States, as amended. (hh) “U.S. Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the U.S. Code or any successor provision. Section 3. Administration (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Section 7, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate. (b) Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the U.S. Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m), applicable exchange rules or applicable corporate law. (c) Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3 or Section 162(m); and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate (d) Indemnification. To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company. Section 4. Shares Available for Awards (a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal 5,000,000. The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below. (b) Counting Shares. For purposes of this Section 4, except as set forth in this Section 4(b), if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. (i) Shares Added Back to Reserve. Subject to the limitations in (ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including any Awards that are settled in cash), or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan. (ii) Shares Not Added Back to Reserve. Notwithstanding anything to the contrary in (i) above, the following Shares will not again become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Award under the Plan; (C) Shares covered by a share-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds. (iii) Cash-Only Awards. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan. (iv) Substitute Awards Relating to Acquired Entities. Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan. (c) Adjustments. In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d)(i) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive. (d) Award Limitations Under the Plan. The limitation contained in this Section 4(d) shall apply only with respect to any Award or Awards granted under this Plan, and limitations on awards granted under any other shareholder-approved incentive plan maintained by the Company will be governed solely by the terms of such other plan. (i) Section 162(m) Limitation for Awards Denominated in Shares. No Eligible Person may be granted any Stock Options, Stock Appreciation Rights or Performance Awards denominated in Shares, for more than 2,500,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year. (ii) Section 162(m) Limitation for Performance Awards Denominated in Cash. The maximum amount payable pursuant to all Performance Awards denominated in cash to any Eligible Person in the aggregate in any calendar year shall be $5,000,000 in value. This limitation contained in this Section 4(d)(ii) does not apply to any Award or Awards subject to the limitation contained in Section 4(d)(i). (iii) Limitation Awards Granted to Non-Employee Directors. No Director who is not also an employee of the Company or an Affiliate may be granted any Award or Awards denominated in Shares that exceed in the aggregate $500,000 (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year. The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and annual meeting fees. Section 5. Eligibility Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, a U.S. Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and a U.S. Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the U.S. Code or any successor provision. Section 6. Awards (a) Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine: (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate. (ii) Option Term. The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant. Notwithstanding the foregoing, the Committee may provide in the terms of an Option (either at grant or by subsequent modification) that, to the extent consistent with Section 409A, in the event that on the last business day of the term of an Option (other than a U.S. Incentive Stock Option) (i) the exercise of the Option is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended for a period of not more than thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement. (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made. (A) Promissory Notes. Notwithstanding the foregoing, the Committee may not accept a promissory note as consideration. (B) Net Exercises. The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Shares. (iv) U.S. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as U.S. Incentive Stock Options: (A) The aggregate number of Shares that may be issued under all U.S. Incentive Stock Options under the Plan shall be 5,000,000 Shares. (B) The Committee will not grant U.S. Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which U.S. Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(C) All U.S. Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the shareholders of the Company. (D) Unless sooner exercised, all U.S. Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of a U.S. Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the U.S. Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of its Affiliates, such U.S. Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant. (E) The purchase price per Share for a U.S. Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the U.S. Incentive Stock Option; provided, however, that, in the case of the grant of a U.S. Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the U.S. Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of its Affiliates, the purchase price per Share purchasable under a U.S. Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the U.S. Incentive Stock Option. (F) Any U.S. Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as a U.S. Stock Option. (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the same limitations in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate. (c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine: (i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(e). (ii) Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a share certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the share transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units. (iii) Forfeiture. Except as otherwise determined by the Committee or as provided in an Award Agreement, upon a Participant’s termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by such Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. (d) Performance Awards. The Committee is hereby authorized to grant to Eligible Persons Performance Awards that are intended to be “qualified performance-based compensation” within the meaning of Section 162(m). A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective Performance Goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. Performance Awards shall be conditioned solely on the achievement of one or more objective Performance Goals established by the Committee within the time prescribed by Section 162(m), and shall otherwise comply with the requirements of Section 162(m), as described below; provided, however, that to the extent a Performance Goal is based on share price, such Performance Goal shall include a minimum threshold share price of at least $20.00 per Share (subject to adjustment made under Section 4(c) of the Plan).

(i) Timing of Designations; Duration of Performance Periods. For each Performance Award, the Committee shall, not later than 90 days after the beginning of each performance period, (i) designate all Participants for such performance period and (ii) establish the objective performance factors for each Participant for that performance period on the basis of one or more of the Performance Goals, the outcome of which is substantially uncertain at the time the Committee actually establishes the Performance Goal. The Committee shall have sole discretion to determine the applicable performance period, provided that in the case of a performance period less than 12 months, in no event shall a performance goal be considered to be pre-established if it is established after 25% of the performance period (as scheduled in good faith at the time the Performance Goal is established) has elapsed. To the extent required under Section 162(m), the terms of the objective performance factors must preclude discretion to increase an amount paid in connection with an Award, but may permit discretion to reduce such amount. (ii) Certification. Following the close of each performance period and prior to payment of any amount to a Participant with respect to a Performance Award, the Committee shall certify in writing as to the attainment of all factors (including the performance factors for a Participant) upon which any payments to a Participant for that performance period are to be based. (e) Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award, and (ii) no dividend or Dividend Equivalent payments shall be made to a Participant with respect to any Performance Award or other Award subject to performance-based vesting conditions prior to the date on which all conditions or restrictions relating to such Award (or portion thereof to which the dividend or Dividend Equivalent relates) have been satisfied, waived or lapsed.

(f) Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. No Award issued under this Section 6(f) shall contain a purchase right or an option-like exercise feature. (g) General. (i) Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law. (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards. (iii) Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments. (iv) Limits on Transfer of Awards. Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Where the Committee does permit the transfer of an Award other than a fully vested and unrestricted Share, such permitted transfer shall be for no value and in accordance with the rules of Form S-8. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death. (v) Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied. (vi) Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s shareholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, Performance Award or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities.

An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award. (vii) Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a Change in Control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such Change in Control, disability or separation from service meet the definition of a Change in Control, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the U.S. Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. (viii) Acceleration of Vesting or Exercisability – Performance Awards. Award Agreements may provide that, in the event a Participant’s employment is terminated without Cause or a Participant resigns for Good Reason at any time during the 12-month period following a Change in Control, all Performance Awards shall be considered to be earned and payable based on implementation, completion or achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any limitations or other restrictions shall lapse and such Performance Awards shall be immediately settled or distributed; provided, however that no Award Agreement shall accelerate the exercisability of any Award or result in the lapse of restrictions relating to any Award in connection with a Change in Control unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such Change in Control. (ix) Ceasing to be an Eligible Person – Vesting of Options and Stock Appreciation Rights. Except as otherwise determined by the Committee, all Options and Stock Appreciation Rights will cease to vest as at the date upon which the Participant ceases to be an Eligible Person; provided, however, that in the event of the death of the Participant prior to the Participant ceasing to be an Eligible Person, all Options and Stock Appreciation Rights of such Participant shall become immediately vested. (x) Ceasing to be an Eligible Person – Termination of Options and Stock Appreciation Rights. Except as otherwise determined by the Committee, each Option and Stock Appreciation Right granted pursuant to this Plan will, subject to the provisions of this Plan, expire automatically on the earlier of: (A) in the event the Participant ceases to be an Eligible Person for any reason, other than the death of the Participant or the termination of the Participant for Cause, such period of time after the date on which the Participant ceases to be an Eligible Person as may be (i) specified by the Committee, or (ii) set out in an agreement among the Participant and the Company; provided, however, that in the absence of such a specification or agreement, will be deemed to be the date that is three months following the Participant ceasing to be an Eligible Person; (B) in the event of the termination of the Participant as a director, officer, employee or consultant of the Company or an Affiliate for Cause, the date of such termination; (C) in the event of the death of a Participant prior to: (i) the Participant ceasing to be an Eligible Person; or (ii) the date which is the number of days specified by the Committee pursuant to subparagraph (A) above from the date on which the Participant ceased to be an Eligible Person, the date which is one year after the date of death of such Participant or such other date as may be specified by the Committee and which period will be specified in the Award Agreement with the Participant with respect to such Option or Stock Appreciation Right; provided, however, that, notwithstanding the foregoing provisions of subparagraphs (A), (B) and (C) of this Section 6(g)(ix), the Committee may, subject Section 7 of this Plan, at any time prior to expiry of an Option or Stock Appreciation Right, extend the period of time within which an Option or Stock Appreciation Right may be exercised by a Participant who has ceased to be an Eligible Person, but any such extension shall not be granted beyond the original expiry date of such Option or Stock Appreciation Right as provided for in Section 6(a) and 6(b) above, as applicable. (xi) Termination of a Participant for Cause. Notwithstanding any other provision of this Plan, in the case of a Participant’s termination for Cause, any and all then outstanding Awards granted to such Participant, whether or not vested, shall be immediately forfeited and cancelled, without any consideration therefore, and any and all rights of such Participant with respect to or arising from this Plan shall terminate, as of the commencement of the date that notice of such termination is given, without regard to any period of reasonable notice or any salary continuance, except as otherwise determined by the Committee. Section 7. Amendment and Termination; Corrections (a) Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may, (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of shareholders of the Company in order to: (i) amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan; (ii) amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively; (iii) make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A), and no action taken to comply shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof; or (iv) amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan. For greater certainty, prior approval of the shareholders of the Company shall be required for any amendment to the Plan or an Award that would: (i) require shareholder approval under the rules or regulations of the Securities and Exchange Commission, the National Association of Securities Dealers Inc. Automated Quotation System (NASDAQ) or any other securities exchange that are applicable to the Company; (ii) increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan; (iii) increase the number of shares or value subject to the limitations contained in Section 4(d) of the Plan or otherwise cause the Section 162(m) exemption for qualified performance-based compensation to become unavailable with respect to the Plan; (iv) permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6(g)(vi) of the Plan; (v) permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan; or (vi) increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a)(ii) and Section 6(b).

(b) Corporate Transactions. In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter the rights of any holder of an Award or beneficiary thereof: (i) either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the Award or realization of the Participant’s rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion; (ii) that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the shares of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) that, subject to Section 6(g)(viii), the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or (iv) that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event. (c) Correction of Defects, Omissions and Inconsistencies. The Committee may, without prior approval of the shareholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan. Section 8. Income Tax Withholding In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent necessary to satisfy minimum statutory withholding requirements if required by ASC Topic 718 to avoid adverse accounting treatment) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined. Section 9. General Provisions (a) Currency. Unless otherwise specified, all currency amounts are stated in United States dollars. (b) No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants. (c) Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee. (d) Plan Provisions Prevail. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall prevail. (e) No Rights of Shareholders. Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(e)), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued. (f) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases. (g) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without Cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(h) Governing Law. The internal law, and not the law of conflicts, of the Province of British Columbia, Canada shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award. (i) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect. (j) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate. (k) Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan. (l) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated. (m) Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10. Clawback or Recoupment All Awards under this Plan shall be subject to any applicable law, rule or regulation or applicable stock exchange rule, including, without limitation, Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable stock exchange listing rule adopted pursuant thereto. Awards may be granted with additional clawback or recoupment conditions or provisions as may be determined by the Committee. Section 11. Effective Date of the Plan This Plan, which was adopted by the Board on April 5 2016 and approved by the shareholders of the Company at the annual meeting of shareholders of the Company held on May 19, 2016, is effective as of and from the date of such shareholder approval (the “Effective Date”). For the avoidance of doubt, the provisions of subparagraphs 6(g)(ix), (x) and (xi) of this Plan, which were adopted by the Committee on May 9, 2019 to provide for the memorialization in this Plan of those terms and conditions that applied to Awards granted under this Plan since the Effective Date, are also effective as of and from the Effective Date notwithstanding the actual date of grant of any applicable Award Agreement. Section 12. Term of the Plan No Award shall be granted under the Plan, and the Plan shall terminate, on the tenth anniversary of the Effective Date, or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan; provided, however, that no Performance Award shall be granted under the Plan after the first shareholder meeting to occur in the fifth year following the year in which shareholders approved the Performance Goals unless and until the Performance Goals or the Plan is re-approved by the shareholders. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

AMENDMENT NO. 1 TO THE ARBUTUS BIOPHARMA CORPORATION 2016 OMNIBUS SHARE AND INCENTIVE PLAN The Arbutus Biopharma Corporation 2016 Omnibus Share and Incentive Plan, as supplemented (the “Plan”), is hereby amended (this “Amendment”) as set forth below, effective as of the date of adoption of this Amendment by the Board of Directors (the “Board”) of Arbutus Biopharma Corporation (the “Company”). 1. Section 6(e). The last sentence of Section 6(e) of the Plan is hereby amended and restated to read in its entirety as follows: “Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award, and (ii) no dividend or Dividend Equivalent payments shall be made to a Participant with respect to any Award prior to the date on which all vesting conditions or restrictions relating to such Award (or portion thereof to which the dividend or Dividend Equivalent relates) have been satisfied, waived or lapsed.” 2. Section 6(g). Section 6(g)(viii) of the Plan is hereby removed in its entirety. Sections 6(g)(ix), (x) and (xi) of the Plan are hereby renumbered to Sections 6(g)(viii), (ix) and (x), respectively. 3. Section 7(b). Section 7(b) of the Plan is hereby amended and restated to read in its entirety as follows: “Change in Control. Upon the effective time of a Change in Control, except as otherwise provided in an applicable Award Agreement or in another written agreement with a Participant, the parties to the Change in Control may agree that Awards shall be assumed, continued or substituted for by the successor entity, with appropriate adjustments as to the number and kind of shares and prices subject to the Award. Except as otherwise provided in an applicable Award Agreement or in another written agreement with a Participant, if, within twelve (12) months following a Change in Control in which a Participant’s Awards are assumed, continued or substituted for by the successor entity, the Participant’s status as a service provider is terminated without Cause by the Company or an Affiliate (or a successor company of the Company or such Affiliate), excluding, for such purposes, a transfer of employment or service by the service provider between or among the Company and one or more Affiliates, then all of the Participant’s outstanding Awards shall become fully vested and exercisable as of the moment immediately prior to such termination. In the event Awards are not assumed, continued or substituted for by the successor entity in a Change in Control, upon the effective time of the Change in Control, the Plan and all Awards shall terminate. In the event of such termination, except as otherwise may be provided in an applicable Award Agreement or in another written agreement with a Participant, all Options and Stock Appreciation Rights with time- based vesting conditions or restrictions shall become fully exercisable as of the effective time of the Change in Control, all other Awards with time-based vesting conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Change in Control, and all Awards with conditions and restrictions relating to the attainment of performance goals shall be deemed to vest and become nonforfeitable as of the effective time of the Change in Control assuming the higher of (i) achievement of all relevant performance goals at the “target” level (prorated based upon the length of time within the performance period that elapsed prior to the Change in Control) or (ii) actual achievement as of a date reasonably proximal to the date of the consummation of the Change in Control, as determined by the Committee or the Board in its sole discretion. For purposes of clause (ii) of the preceding sentence, if, based on the discretion of the Committee or the Board, actual achievement is not determinable, the relevant performance goals shall be deemed to have been achieved at the “target” level (prorated based upon the length of time within the performance period that elapsed prior to the Change in Control). In addition, in the event of such termination, the Committee or the Board shall have the option, in its sole discretion, (a) to make or provide for a payment, in cash or in kind, to Participants holding Options and Stock Appreciation Rights equal to the difference between the per share consideration paid in the Change in Control transaction and the exercise price or grant price, as applicable, of the Options or Stock Appreciation Rights and/or (b) to provide that each Participant shall be permitted, within a specified period of time prior to the Change in Control, to exercise all outstanding Options and Stock Appreciation Rights, to the extent then exercisable. For purposes of clause (a) of the preceding sentence, if the exercise price or grant price, as applicable, of any Option or Stock Appreciation Right is equal to or greater than the per share consideration paid in the Change in Control transaction, the Committee or the Board may, in its sole discretion, cancel the Option or Stock Appreciation Right without the payment of consideration therefor. The Committee or the Board shall also have the option, in its sole discretion, to make or provide for a payment, in cash or in kind, to holders of other Awards in an amount equal to the per share consideration paid in the Change in Control transaction multiplied by the number of vested Shares subject to the Award.” 4. Section 11. The references to Sections 6(g)(ix), (x) and (xi) in Section 11 of the Plan are hereby changed to Sections 6(g)(viii), (ix) and (x), respectively. 5. The Plan shall otherwise be unchanged by this Amendment.

To record adoption of this Amendment of the Plan by the Board as of April 22, 2020, the Company has caused its authorized officer to execute this Amendment to the Plan. ARBUTUS BIOPHARMA CORPORATION By:_/s/ William H. Collier____________________ William H. Collier President and Chief Executive Officer

AMENDMENT NO. 2 TO THE ARBUTUS BIOPHARMA CORPORATION 2016 OMNIBUS SHARE AND INCENTIVE PLAN The Arbutus Biopharma Corporation 2016 Omnibus Share and Incentive Plan, as supplemented and amended (the “Plan”), is hereby amended (this “Amendment”) as set forth below, effective as of the date of adoption of this Amendment by the Board of Directors (the “Board”) of Arbutus Biopharma Corporation (the “Company”), subject to the approval of this Amendment by the shareholders of the Company, as provided below. 1. Section 4(a). The first sentence of Section 4(a) of the Plan is hereby amended and restated to read in its entirety as follows: “Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal 8,000,000.” 2. Section 6(a)(iv)(A). Section 6(a)(iv)(A) of the Plan is hereby amended and restated to read in its entirety as follows: “The aggregate number of Shares that may be issued under all U.S. Incentive Stock Options under the Plan shall be 8,000,000 Shares.” 3. The Plan shall otherwise be unchanged by this Amendment. 4. This Amendment is adopted subject to approval by the shareholders of the Company at the Company’s 2020 annual general meeting of shareholders on May 28, 2020 (the “Annual Meeting”). If the shareholders fail to approve this Amendment at the Annual Meeting, the Plan shall continue in existence in accordance with its terms. To record adoption of this Amendment of the Plan by the Board as of April 22, 2020, and approval of this Amendment by the shareholders on May 28, 2020, the Company has caused its authorized officer to execute this Amendment to the Plan. ARBUTUS BIOPHARMA CORPORATION By:_/s/ William H. Collier____________________ William H. Collier President and Chief Executive Officer